                                             SCHEDULE 14C INFORMATION

              Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

                                                 (Amendment No.__)

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                                   (Name of Registrant As Specified In Charter)

                                            Thrivent Series Fund, Inc.

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THRIVENT SERIES FUND, INC.
625 Fourth Avenue South
Minneapolis, Minnesota 55415

June 2004

Dear Shareholders:

As of May 1, 2004, Mercator Asset Management, L.P. began serving as co-subadviser to the Fund.

Given the cyclical nature of the international stock market, we determined that the portfolio should take advantage of trends toward either growth-style or value-style management by having two subadvisers with differing management styles that complement each other.

T. Rowe Price International, Inc., whose stock selection reflects a growth style, has served as subadviser for the Portfolio since 2000.  The addition of Mercator as subadviser allows the portfolio to benefit from its value style of investing.

For more details on why this decision was made, please review the enclosed information statement.

This decision continues the work underway to strengthen Thrivent's asset management program, with a primary goal of providing substantial value to shareholders through consistent, competitive performance, enhanced shareholder services and a growing business with an excellent reputation.  As always, our goal is to provide a range of high-quality investment choices to our shareholders.  Choosing Mercator as an additional partner in managing the portfolio provides greater choice in your asset allocation strategies.

Sincerely,

Pamela J. Moret
President

                                               INFORMATION STATEMENT

                                  Thrivent Partner International Stock Portfolio

                                                    A series of

                                            Thrivent Series Fund, Inc.
                                              625 Fourth Avenue South
                                           Minneapolis, Minnesota 55415
                                                  1-800-847-4836

This Information  Statement is being provided to notify you that Mercator Asset Management,  L.P.  ("Mercator") has been hired as an  additional  investment  subadviser  for  Thrivent  Partner  International  Stock  Portfolio  (the
"Portfolio"),  a series of Thrivent  Series Fund,  Inc.  (the  "Fund"),  effective  May 1, 2004.  This  information statement is being mailed to shareholders of the Portfolio on or about June ___,

This is not a proxy  statement.  We are not  asking you for a proxy and you are  requested  not to send us a proxy.
Furthermore,  this  matter is not  subject  to a vote of  shareholders,  and we will not be  holding  a meeting  of shareholders  or  otherwise  asking  shareholders  to  vote on  this  matter.  We are  providing  this  Information
Statement solely to provide you with information about Mercator.

                                  APPOINTMENT OF NEW SUBADVISER FOR THE PORTFOLIO

In connection with the Portfolio's  merger with the  International  Portfolio of AAL Variable  Product Series Fund,
Inc.  (the "AAL VPSF  Portfolio"),  which became  effective at the close of business on April 30, 2004,  the Fund's
Board of Directors  (the  "Board")  determined  that the  Portfolio  should have two  subadvisers,  with  differing management  styles. T. Rowe Price  International,  Inc. ("Price  International"),  whose stock selection reflects a growth style,  has served as  subadviser  for the Portfolio  since 2000. On February 11, 2004,  the Board  approved
Mercator, whose stock selection reflects a value style, as an additional subadviser for the Portfolio.

Mercator was hired  pursuant to an exemptive  order that the Fund received from the SEC on February 19, 2003.  That exemptive  order  permits the Board to authorize  Thrivent  Financial  for Lutherans  ("Thrivent  Financial"),  the
Fund's investment adviser,  to enter into and amend subadvisory  agreements without  shareholder  approval.  A fund operating  under this  structure is sometimes  referred to as a  "manager-of-managers  fund".  The exemptive  order requires the Fund to provide  shareholders with this Information  Statement in order to disclose  substantially the same  information  about the  subadviser,  the  subadvisory  agreement and the subadvisory fee that would have been included in a proxy statement if shareholder approval had been required.

                                   Matters Considered by the Board in Approving
                                the Investment Subadvisory Agreement with Mercator

As Thrivent  Financial  developed  its  recommendation  for merging the Portfolio  and the AAL VPSF  Portfolio,  it determined  that the use of a blended  growth and value  strategy  offered  the best  opportunity  to  improve  the risk-adjusted  returns of the Portfolio.  Since Price  International  uses a growth  strategy,  Thrivent  Financial
evaluated  potential  value  subadvisers  based  on  criteria  that  included  performance,   investment  strategy,
anticipated  subadvisory  fees, and other factors.  Following this review,  Thrivent  Financial  recommended to the
Board,  and at a meeting  held on February  11,  2004,  the Board  concluded,  that  Mercator  should be engaged to manage a portion of the assets of the  Portfolio.  The Board based its decision on various  factors,  including but not limited to the following:  the potential for improved  risk-adjusted  performance  of the Portfolio  based on a blended growth and value strategy;  the investment  personnel and portfolio  management  approach of Mercator;  the historical  performance of other  portfolios  managed by Mercator against  relevant  benchmarks;  and the potential subadvisory fee structure.

The Board considered the following  information in approving  Mercator as an additional  investment  subadviser for the Portfolio:

                                  Information about Mercator Asset Management LP

Mercator  was  founded  in 1984.  It  manages  international  equity  funds for  institutional  clients,  including corporate and public  retirement  plans,  endowments,  and foundations.  As of December 31, 2003,  Mercator managed approximately  $6.6 billion in assets including  separate  accounts,  commingled funds and a mutual fund.  Mercator is located at 5200 Town Center  Circle,  Suite 550,  Boca  Raton,  Florida  33486,  and is  organized  as a limited partnership under the laws of Delaware.

Information  about the principal  executive  officer and each general  partner is provided in the following  table.
The address of each person listed below is 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486.

---------------------------------------- -------------------------------------- --------------------------------------
Name                                     Position with Mercator                 Principal Occupation
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
John G. Thompson, CFA                    General Partner                        Chief Investment Officer
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Peter F. Spano, CFA                      General Partner                        Chief Administrative Officer,
                                                                                Investment Professional
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
James E. Chaney                          General Partner                        Investment Professional
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Kevin J. Shaver, CFA                     General Partner                        Investment Professional
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Barbara J. Trebbi, CFA                   General Partner                        Investment Professional
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Gary R. Clemons                          Senior Vice President                  Investment Professional
---------------------------------------- -------------------------------------- --------------------------------------

Information about other mutual funds managed by Mercator with investment objectives and strategies similar to those of the Portfolio is provided in the following table.

--------------------------------------- -------------------- ------------------------------------------- -------------
                                        Net Assets of Fund   Annual Rate of Compensation                 Fees Waived
Name of Fund                            as of 12/31/03       (% of average net assets)                   or Reduced
--------------------------------------- -------------------- ------------------------------------------- -------------
--------------------------------------- -------------------- ------------------------------------------- -------------
Preferred International Value Fund      $391.2 million       First $25 Million          0.75%            No
                                                             Next $25 Million           0.60%
                                                             Next $25 Million           0.55%
                                                             Next $225 Million          0.50%
                                                             Next $200 Million          0.40%
                                                             Next $300 Million          0.20%
--------------------------------------- -------------------- ------------------------------------------- -------------

Mercator has no affiliated brokers through whom trades would be executed on behalf of the Portfolio.

                                       Information about Price International

Price  International  is an affiliate of T. Rowe Price  Associates,  Inc., and is located at 100 East Pratt Street,
Baltimore,  Maryland  21202.  Price  International  is one of the world's largest  international  mutual fund asset managers  with the U.S.  equivalent  of  approximately  $22.9  billion as of  December  31,  2003 in its offices in
Baltimore, London, Tokyo, Singapore, Paris, Hong Kong and Buenos Aires.

Information  about the  principal  executive  officer and each director of Price  International  is provided in the following table.  The address of each person listed below is 100 East Pratt Street, Baltimore, Maryland 21202.

---------------------------------------- -------------------------------------- --------------------------------------
Name                                     Position with Price International      Principal Occupation
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
David J.L. Warren                        Director, President and Chief          Same
                                         Executive Officer
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
John R. Ford                             Director, Vice President, and Chief    Same
                                         Investment Officer
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
James S. Riepe                           Director                               Vice Chairman of the Board and
                                                                                Director of T. Rowe Price Group, Inc.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
George A. Roche                          Director                               Chief Financial Officer, Chairman of
                                                                                the Board, Director and President of
                                                                                T. Rowe Price Group, Inc.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
M. David Testa                           Chairman of the Board and Director     Vice Chairman of the Board and
                                                                                Director of T. Rowe Price Group, Inc.
---------------------------------------- -------------------------------------- --------------------------------------

Information  about other mutual funds managed by Price  International  with  investment  objectives  and strategies similar to those of the Portfolio is provided in the following table.

---------------------------------------------------------- --------------------------------------- -------------------
                                                                                                       Net Assets
                                                                                                         as of
                 Investment Company Name                        Annual Rate of Compensation             12/31/03
----------------------------------------------------------------------------------------------------------------------
                                             T. Rowe Price Mutual Funds:
----------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------- --------------------------------------- -------------------
        T. Rowe Price International Funds, Inc.:                   .35% (individual fee)             $5,220,282,566
T. Rowe Price International Stock Fund                                .32% (group fee)
---------------------------------------------------------- --------------------------------------- -------------------
---------------------------------------------------------- --------------------------------------- -------------------
        Institutional International Funds, Inc.:              .70% of average daily net assets       $1,046,428,948
Foreign Equity Fund
---------------------------------------------------------- --------------------------------------- -------------------
        T. Rowe Price International Series, Inc.:          1.05% (Covers both investment              $508,875,583
T. Rowe Price International Stock Portfolio                management and operating expenses)
----------------------------------------------------------------------------------------------------------------------

                              Subadvised Mutual Funds and Variable Annuity Portfolios:
----------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------- --------------------------------------- -------------------
John Hancock Variable Series Trust I                       .75% of the first $20 million              $126,689,910
International Opportunities Fund                           .60% of the next $30 million
                                                           .50% above $50 million
                                                           .50% on all assets once assets exceed
                                                           $200 million/1/
---------------------------------------------------------- --------------------------------------- -------------------
---------------------------------------------------------- --------------------------------------- -------------------
                                                           0 to $20 million/2/
The Lutheran Brotherhood Family of Funds                   Above $20 - $50 million/2/                 $86,663,548
Lutheran Brotherhood World Growth Fund                     Above $50 - $200 million/2/
                                                           Above $200 million/2,3/
                                                           Above $500 million/2,3/
---------------------------------------------------------- --------------------------------------- -------------------

/1/      Price International has agreed to waive its fees so that at $500 million, the Subadvisory fee would be
         .45% on all assets.
/2/      For purposes of determining breakpoints, assets are combined with the assets subadvised by Price
         International in the Portfolio.
/3/      When average daily net assets exceed this amount, the annual rate is applicable to all amounts subadvised by Price International in the Portfolio and the Lutheran Brotherhood World Growth Fund.

Price International has no affiliated brokers through whom trades would be executed on behalf of the Portfolios.

                                         The Investment Advisory Agreement

Thrivent  Financial,  625 Fourth Avenue South,  Minneapolis,  Minnesota 55415, serves as investment adviser for the
Portfolio  under an investment  advisory  agreement  with the Fund dated April 10, 2002.  The  investment  advisory agreement  was last  submitted  to a vote of  shareholders  on April 10,  2002,  for the purpose of approving a new investment  advisory agreement between the Fund and Thrivent Financial when the Fund's previous  investment adviser merged with  Thrivent  Financial.  Thrivent  Financial  and its  affiliates  have been in the  investment  advisory business  since  1986 and  managed  approximately  $62.4  billion  in assets as of  December  31,  2003,  including approximately  $20.7 billion in mutual fund assets.  The Fund pays  Thrivent  Financial a fee equal to 0.80% of the
Portfolio's average daily net assets for serving as investment adviser for the Portfolio.

                                         Investment Subadvisory Agreements

Mercator  and  Price  International  serve  pursuant  to  separate  investment   subadvisory   agreements  (each  a
"Subadvisory  Agreement" and  collectively  the  "Subadvisory  Agreements").  The Subadvisory  Agreement with Price
International  is dated April 10, 2002,  and the  Subadvisory  Agreement with Mercator (a copy of which is attached as Exhibit A hereto) is dated May 1, 2004.  Pursuant to the terms of the  Subadvisory  Agreements,  the subadvisers provide  continuous  investment  management  services to the Portfolio,  subject to the overall  supervision of the
Board and Thrivent Financial.

The  Subadvisory  Agreements  provide  for  the  following  fees  payable  by  Thrivent  Financial  for  investment subadvisory services:

     --------------------------- ------------------------------------------------------
     Subadviser                                     Subadvisory Fee
     --------------------------- ------------------------------------------------------
     --------------------------- --------------------------------------- --------------
     Mercator                    All Assets                              0.47%

     Price International         0 to $20 million/1/                     0.75%
                                 Above $20 - $50 million1  Above $50 -   0.60%
                                 $200 million/1/                         0.50%
                                 Above $200 million/1,2/                 0.50%
                                 Above $500 million/1,2/                 0.45%
     --------------------------- --------------------------------------- --------------

/1/ For purposes of determining breakpoints, assets subadvised by Price International in the Portfolio are combined with assets in Lutheran Brotherhood World Growth Fund.
/2/ When assets exceed this amount, the annual rate is applicable to all amounts subadvised by Price International in the Portfolio and Lutheran Brotherhood World Growth Fund.  As of May 3, 2004, the combined assets managed by
    Price International in the Portfolio and Lutheran Brotherhood World Growth Fund was $372,997,298.

During the fiscal year ended  December  31,  2003,  Thrivent  Financial  paid Price  International  $1,720,511  for investment subadvisory services to the Portfolio.

Thrivent  Financial  has  allocated  the  Portfolio's  assets  substantially  equally  between  Mercator  and Price
International.  Thrivent  Financial  will  retain the ability to  reallocate  the assets of the  Portfolio  between
Mercator and Price International in its discretion.

Each  Subadvisory  Agreement  provides that the subadviser will not be liable for any act or omission in the course of, or connected  with,  rendering  services  under the  Agreement,  except when such  services are rendered in bad faith,  negligence  or  reckless  disregard  of its duties  under the  Agreement.  The  subadviser  will,  however, indemnify  and hold  harmless the Fund,  Thrivent  Financial,  the Board or  shareholders  from any and all claims, losses,  expenses,  obligations or liabilities (including reasonable attorneys fees) which arise or result from the subadviser's bad faith,  negligence,  willful misfeasance or reckless disregard of its duties under the Subadvisory
Agreement.

The  Subadvisory  Agreement  with Price  International  was last submitted to a vote of  shareholders  on April 10,
2002, for the purpose of approving a new investment  subadvisory  agreement between Price International,  the Fund, and  Thrivent  Financial  when  the  Fund's  previous  investment  adviser  merged  with  Thrivent  Financial.  The
Subadvisory  Agreement  with Price  International  provides  that it will  continue  to be renewed  for  successive one-year  terms  provided  that the renewal is  specifically  approved  at least  annually by either the Board or a majority of the  outstanding  shares of the relevant  Portfolio and, in either case, by a majority of the Directors who are not  "interested  persons"  (as  defined in the 1940 Act) of any party to the  Subadvisory  Agreement.  The
Board  renewed the  Subadvisory  Agreement  with Price  International  on November  11, 2003,  for a one-year  term beginning  January  1, 2004.  The  Subadvisory  Agreement  with  Mercator  provides  that it will  remain in effect continuously for two years following its effective date, unless  terminated  sooner.  Thereafter,  it will continue to be renewed for successive  one-year terms provided that the renewal is  specifically  approved at least annually by either the Board or a majority of the  outstanding  shares of the  Portfolio  and, in either case, by a majority of the Directors who are not interested persons of any party to the Subadvisory Agreement.

The Fund may  terminate  either  Subadvisory  Agreement by a vote of a majority of the  Independent  Directors or a majority of its  outstanding  voting  securities at any time on 60 days' written  notice to Thrivent  Financial and the  subadviser.  Thrivent  Financial may terminate the  Subadvisory  Agreement upon 60 days' written notice to the subadviser.  The  subadviser  may terminate the  Subadvisory  Agreement at any time upon 60 days' written notice to
Thrivent  Financial.  A Subadvisory  Agreement will  automatically  terminate  without  penalty in the event of its assignment as defined in the 1940 Act.

                                                SHAREHOLDER REPORT

The Fund's annual report for the year ended December 31, 2003, has been  previously sent to its  shareholders.  You may obtain a copy of the annual  report  upon  request,  without  charge,  by writing to 625 Fourth  Avenue  South,
Minneapolis, Minnesota 55415, or by calling (800) 847-4836 or visiting the Web site at www.thrivent.com.

                                          RECORD OF BENEFICIAL OWNERSHIP

As of May 21, 2004, the directors and officers of Thrivent Series Fund as a group owned  beneficially  less than 1%
of the  outstanding  shares of the  Portfolio.  As of the record date, no person,  except as set forth in the table below, was know to own beneficially or of record 5% or more of the outstanding shares of the Portfolio.

Name and Address
of Record Owner                                     Shares Owned   % of Outstanding
-----------------------------------------------------------------------------------
Thrivent Financial for Lutherans
625 Fourth Avenue South
Minneapolis, MN  55415

Thrivent Financial for Lutherans - Thrivent
Variable Annuity Account A
625 Fourth Avenue South
Minneapolis, MN 55415

Thrivent Financial for Lutherans - Thrivent
Variable Annuity Account II
625 Fourth Avenue South
Minneapolis, MN 55415

Thrivent Financial for Lutherans - Thrivent
Variable Annuity Account B
625 Fourth Avenue South
Minneapolis, MN 55415

Thrivent Financial for Lutherans - Thrivent
Variable Insurance Account I
625 Fourth Avenue South
Minneapolis, MN 55415

Thrivent Financial for Lutherans - Thrivent
Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN 55415

Thrivent Financial for Lutherans - Thrivent
Variable Life Account I
625 Fourth Avenue South
Minneapolis, MN 55415

Thrivent Life Insurance Company - TLIC Variable
Annuity Account A
625 Fourth Avenue South
Minneapolis, MN 55415

Thrivent Life Insurance Company - TLIC Variable
Insurance Account A
625 Fourth Avenue South
Minneapolis, MN 55415

Exhibit A
                                         INVESTMENT SUB-ADVISORY AGREEMENT

                                                   By and Among

                                         Thrivent Financial for Lutherans
                                                        and
                                            Thrivent Series Fund, Inc.
                                                        and
                                          Mercator Asset Management, L.P.

INVESTMENT  SUBADVISORY  AGREEMENT,  made as of the 1st day of May,  2004,  (the  "Effective  Date")  by and  among
Thrivent  Financial for Lutherans,  a fraternal  benefit society organized and existing under the laws of the State of Wisconsin  ("Adviser"),  Thrivent Series Fund, Inc.  (formerly,  LB Series Fund, Inc.), a corporation  organized and existing  under the laws of the State of Minnesota  ("Fund"),  and Mercator Asset  Management,  L.P., a limited partnership organized and existing under the laws of the State of Delaware ("Sub-adviser").

WHEREAS,  Adviser has entered into an Investment  Advisory  Agreement  dated as of the 10th day of April,  2002, as amended  ("Advisory  Agreement")  with the Fund,  which is engaged in business as an  open-end  investment  company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS,  the Fund is  authorized  to issue  shares of the World  Growth  Portfolio  (which will change its name to
Thrivent Partner  International Stock Portfolio as of the Effective Date)  ("Portfolio"),  a separate series of the
Fund; and

WHEREAS,  Sub-adviser is engaged  principally in the business of rendering  investment  management  services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

WHEREAS,  the Fund and Adviser desire to retain Sub-adviser as Sub-adviser to furnish certain  investment  advisory services to Adviser and the Portfolio and Sub-adviser is willing to furnish such services;

NOW,  THEREFORE,  in  consideration  of the premises and mutual promises herein set forth, the parties hereto agree as follows:

I.       Appointment.  (A) Adviser hereby appoints  Sub-adviser as its investment  Sub-adviser  with respect to the
         Portfolio  for the  period  and on the terms  set  forth in this  Agreement,  and (B)  Sub-adviser  hereby accepts such appointment and agrees to render the services herein set forth,  for the compensation  herein provided.

II       Additional  Series.  In the event that the Fund  establishes  one or more series of shares  other than the
         Portfolio  with respect to which  Adviser  desires to retain  Sub-adviser  to render  investment  advisory services  hereunder,  Adviser shall so notify  Sub-adviser  in writing,  indicating the advisory fee to be payable  with  respect  to the  additional  series of shares.  If  Sub-adviser  is willing to render  such services on the terms provided for herein,  it shall so notify  Adviser in writing,  whereupon such series shall become a Portfolio hereunder.

III.     Duties of Sub-adviser.

         A.       Sub-adviser is hereby  authorized and directed and hereby agrees to (i) furnish  continuously  an investment  program for the  Portfolio,  and (ii)  determine  from time to time what  investments shall be purchased,  sold or exchanged  and what portion of the assets of the Portfolio  shall be held  uninvested.  Sub-adviser  shall  perform  these  duties  subject  always to (1) the overall supervision  of Adviser  and the Board of  Directors  of the Fund (the  "Board"),  (2) the Fund's
                  Articles  and  By-laws  (as  defined  below),  as  amended  from  time to  time,  (3) the  stated
                  investment  objectives,  policies and  restrictions  of the  Portfolio as set forth in the Fund's then  current  Registration  Statement  (as  defined  below),  (4)  any  additional  policies  or guidelines  established by Adviser or Board that have been  furnished in writing to  Sub-adviser,
                  (5) applicable  provisions of law, including,  without limitation,  all applicable  provisions of the 1940 Act and the rules and  regulations  thereunder,  and (6) the  provisions of the Internal
                  Revenue Code of 1986,  as amended (the "Code")  applicable to  "regulated  investment  companies"
                  (as  defined  in Section  851 of the Code),  as amended  from time to time.  In  accordance  with
                  Section  VII,  Sub-Adviser  shall  arrange for the  execution  of all orders for the purchase and sale of  securities  and other  investments  for the  Portfolio's  account and will exercise full discretion  and act for the Fund in the same  manner  and with the same  force and  effect as the
                  Fund might or could do with respect to such purchases,  sales, or other transactions,  as well as with respect to all other things  necessary or incidental to the  furtherance  or conduct of such purchases,  sales,  or other  transactions,  including  without  limitation,  management  of cash balances in the Portfolio.

         B.       Sub-adviser  shall have no responsibility  with respect to maintaining  custody of the Portfolios assets.  Sub-adviser  shall affirm security  transactions  with central  depositories  and advise the  custodian  of  the  Portfolio  ("Custodian"),  as  identified  in  the  Fund's  Registration
                  Statement,  or such  depositories  or  agents  as may be  designated  by  Custodian  and  Adviser promptly of each purchase and sale of a portfolio  security,  specifying  the name of the issuer, the description and amount or number of shares of the security  purchased,  the market price, the commission  and gross or net price,  the trade date and  settlement  date and the identity of the effecting  broker or dealer.  Sub-adviser  shall from time to time provide  Custodian and Adviser with  evidence  of  authority  of its  personnel  who  are  authorized  to give  instructions  to
                  Custodian.

         C.       Unless Adviser  advises  Sub-adviser in writing that the right to vote proxies has been expressly reserved  to Adviser or the Fund or  otherwise  delegated  to another  party,  Sub-adviser  shall exercise  voting rights  incident to any securities  held in the Portfolio  without  consultation with Adviser or Fund,  provided that  Sub-adviser will follow any written  instructions  received from Adviser or Fund with respect to voting as to particular  issues.  Sub-adviser  shall further respond  to all  corporate  action  matters  incident  to the  securities  held in the  Portfolio including,  without  limitation,  proofs of claim in bankruptcy  and class action cases and shelf registrations.

         D.       Upon request of Custodian and/or Fund,  Sub-adviser  shall provide  assistance in connection with the  determination  of the fair value of securities in the Portfolio for which market  quotations are not readily available.

         E.       In  the  performance  of  its  duties  hereunder,  Sub-adviser  is and  shall  be an  independent contractor  and except as  expressly  provided  for herein or  otherwise  expressly  provided  or authorized  shall have no authority to act for or represent  the Portfolio or the Fund in any way or otherwise be deemed to be an agent of the Portfolio, the Fund or of Adviser.

IV.      Compensation.  For the  services  provided  pursuant  to this  Agreement,  Sub-adviser  shall  receive  an investment  management fee computed as set forth in Schedule 1 attached hereto and incorporated  herein by reference.  The  management  fee shall be payable  monthly in arrears to Sub-adviser on or before the 10th day of the next  succeeding  calendar month and shall be calculated  based on the average daily net assets of the Portfolio during the month to which the payment  relates.  If this Agreement  becomes  effective or terminates  before the end of any month,  the investment  management fee for the period from the effective date to the end of such  month or from the  beginning  of such  month to the date of  termination,  as the case may be,  shall be prorated  according to the  proration  which such period bears to the full month in which such effectiveness or termination occurs.

V.       Expenses.  During the term of this  Agreement,  Sub-adviser  will bear all expenses  incurred by it in the performance  of its  duties  hereunder,  other  than  those  expenses  specifically  assumed  by the  Fund hereunder.  The Fund shall assume and shall pay all brokers' and  underwriting  commissions  chargeable to the Fund in connection with the securities transactions to which the Portfolio is a party.

VI.      Duties of Adviser.  Adviser has furnished  Sub-adviser with copies of each of the following  documents and will  furnish to  Sub-adviser  at its  principal  office all future  amendments  and  supplements  to such documents, if any, as soon as practicable after such documents become available:

                  (1)      The Articles of Incorporation  of the Fund, as filed with the State of Minnesota,  as in effect on the date hereof and as amended from time to time ("Articles");

                  (2)      The  by-laws of the Fund as in effect on the date  hereof  and as  amended  from time to time ("By-Laws");

                  (3)      Certified   resolutions  of  the  Board  authorizing  the  appointment  of  Adviser  and
                           Sub-adviser and approving the form of the Advisory Agreement and this Agreement;

                  (4)      The Fund's  Registration  Statement  under the 1940 Act and the  Securities Act of 1933, as amended  (the "1933 Act") on Form N-1A,  as filed with the  Securities  and  Exchange
                           Commission  ("SEC") relating to the Portfolio and its shares and all amendments  thereto
                           ("Registration Statement");

                  (5)      The  Notification  of  Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

                  (6)      The Portfolio's most recent prospectus (the "Prospectus"); and

                  (7)      Copies of reports made by the Fund to its shareholders.

                  Adviser shall furnish  Sub-adviser  with any further  documents,  materials or  information  that
                  Sub-adviser  may  reasonably  request  to  enable  it to  perform  its  duties  pursuant  to this
                  Agreement.

VII.     Portfolio Transactions.

         A.       Sub-adviser  agrees that, in executing  portfolio  transactions and selecting brokers or dealers, if any, it shall use its best efforts to seek on behalf of the  Portfolio  the best overall terms available.  In assessing  the best  overall  terms  available  for any  transaction,  Sub-adviser shall  consider  all factors it deems  relevant,  including  the breadth of the market in and the price of the  security,  the  financial  condition  and  execution  capability  of the  broker or dealer,  and  the  reasonableness  of the  commission,  if  any,  with  respect  to the  specific transaction  and on a continuing  basis. In evaluating the best overall terms  available,  and in selecting  the broker or dealer,  if any, to execute a particular  transaction,  Sub-adviser  may also consider the  brokerage  and research  services (as those terms are defined in Section 28(e)
                  of the  Securities  Exchange Act of 1934, as amended ("1934 Act"))  provided to Sub-adviser  with respect to the  Portfolio  and/or other  accounts  over which  Sub-adviser  exercises  investment discretion.  Sub-adviser  may, in its discretion,  agree to pay a broker or dealer that furnishes such  brokerage  or  research  services  a higher  commission  than that  which  might  have been charged by another broker-dealer for effecting the same transactions,  if Sub-adviser  determines in good faith that such  commission  is  reasonable  in relation to the  brokerage  and  research services  provided  by  the  broker  or  dealer,  viewed  in  terms  of  either  that  particular transaction or the overall  responsibilities  of  Sub-adviser  with respect to the accounts as to which it exercises  investment  discretion (as such term is defined under Section 3(a)(35) of the
                  1934 Act).  Sub-adviser  shall,  upon request  from  Adviser,  provide such  periodic and special reports  describing  any such  brokerage  and  research  services  received  and the  incremental commissions, net price or other consideration to which they relate.

         B.       In no instance  will  portfolio  securities  be  purchased  from or sold to  Sub-adviser,  or any affiliated  person thereof,  except in accordance with the federal  securities laws and the rules and regulations thereunder.

         C.       Sub-adviser  may buy securities for the Portfolio at the same time it is selling such  securities for another  client  account and may sell  securities  for the Portfolio at the time it is buying such  securities  for another  client  account.  In such cases,  subject to applicable  legal and regulatory  requirements,  and in compliance with such procedures of the Fund as may be in effect from time to time,  Sub-adviser may effectuate cross transactions  between the Portfolio and such other  account if it deems this to be  advantageous.  Adviser and the Fund  acknowledge  that, in the event of any such cross transaction,  Subadviser may have a potentially  conflicting division of loyalties and  responsibilities  regarding the  Portfolio and such other client  account,  and each of Adviser and the Fund consents to any such cross  transaction.  THE  FOREGOING  CONSENT TO
                  CROSS  TRANSACTIONS  EFFECTUATED BY SUB-ADVISER MAY BE REVOKED AT ANY TIME BY ADVISER OR THE FUND
                  BY WRITTEN NOTICE TO SUBADVISER.

         D.       On  occasions  when  Sub-adviser  deems  the  purchase  or sale of a  security  to be in the best interest  of the  Fund as well as  other  clients  of  Sub-adviser,  Sub-adviser,  to the  extent permitted  by  applicable  laws and  regulations,  may,  but  shall be  under no  obligation  to, aggregate the securities to be purchased or sold to attempt to obtain a more  favorable  price or
                  lower  brokerage  commissions  and  efficient  execution.   In  such  event,  allocation  of  the
                  securities so purchased or sold,  as well as the expenses  incurred in the  transaction,  will be made by Sub-adviser in the manner  Sub-adviser  considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

VIII.    Ownership of Records.  Sub-adviser  shall  maintain  all books and records  required to be  maintained  by
         Sub-adviser  pursuant to the 1940 Act and the rules and  regulations  promulgated  thereunder with respect to  transactions on behalf of the Portfolio.  In compliance with the  requirements of Rule 31a-3 under the
         1940 Act,  Sub-adviser  hereby  agrees (A) that all records that it maintains  for the  Portfolio  are the property of the Fund,  (B) to preserve  for the  periods  prescribed  by Rule 31a-2 under the 1940 Act any records that it  maintains  for the Fund and that are  required to be  maintained  by Rule 31a-1 under the
         1940 Act,  and (C) to  surrender  promptly to the Fund any  records  that it  maintains  for the Fund upon request by the Fund; provided, however, Sub-adviser may retain copies of such records.

IX.      Reports and Meetings.

         A.       Sub-adviser  shall furnish to the Board or Adviser,  or both, as appropriate,  such  information, reports,  evaluations,  analyses  and  opinions  as are  required  by law or that  the  Board  or
                  Adviser,  as appropriate,  may reasonably  require,  including,  without  limitation:  compliance reporting and certification with respect to:

                  1.       Affiliated Brokerage Transactions
                  2.       Affiliated Underwritings
                  3.       Cross Transactions
                  4.       Prospectus Compliance
                  5.       Code of Ethics
                  6.       Soft Dollar Usage
                  7.       Price Overrides/Fair Valuation Determinations

         B.       Sub-adviser  shall make available in person to the Board and to Adviser  personnel of Sub-adviser as the Board or Adviser  may  reasonably  request to review the  investments  and the  investment program of the Portfolio and the services provided by Sub-adviser hereunder.

X.       Services to Other Clients.  Nothing  contained in this  Agreement  shall limit or restrict (i) the freedom of  Sub-adviser,  or any  affiliated  person  thereof,  to  render  investment  management  and  corporate administrative  services  to other  investment  companies,  to act as  investment  manager  or  investment counselor to other persons,  firms, or  corporations,  or to engage in any other business  activities,  or
         (ii)  the  right of any  director,  officer,  or  employee  of  Sub-adviser,  who may also be a  director, officer,  or  employee  of the Fund,  to engage in any  other  business  or to devote  his or her time and attention in part to the  management or other aspects of any other  business,  whether of a similar nature or a dissimilar nature.

XI.      Sub-adviser's Use of the Services of Others.  Sub-adviser may, at its cost,  employ,  retain, or otherwise avail  itself of the  services  or  facilities  of other  persons  or  organizations  for the  purpose  of providing  Sub-adviser or the Fund or Portfolio,  as appropriate,  with such statistical and other factual
         information,   such  advice  regarding  economic  factors  and  trends,   such  advice  as  to  occasional
         transactions in specific securities,  or such other information,  advice, or assistance as Sub-adviser may deem necessary,  appropriate,  or convenient for the discharge of its  obligations  hereunder or otherwise helpful to the Fund or the  Portfolio,  as  appropriate,  or in the  discharge  of  Sub-adviser's  overall responsibilities with respect to the other accounts that it serves as investment manager or counselor.

XII.     Liability of Sub-adviser;  Indemnification.  Neither  Sub-adviser nor any of its officers,  directors,  or employees,  nor any person  performing  executive,  administrative,  trading,  or other  functions for the
         Fund,  the  Portfolio (at the  direction or request of  Sub-adviser)  or  Sub-adviser  in connection  with
         Sub-adviser's  discharge  of its  obligations  undertaken  or  reasonably  assumed  with  respect  to this
         Agreement (collectively,  "Related Persons"),  shall be liable for (i) any error of judgment or mistake of law or for any  loss  suffered  by the Fund or  Portfolio  or (ii) any  error  of fact or  mistake  of law contained in any report or data provided by Sub-adviser,  except for any error,  mistake or loss resulting from willful  misfeasance,  bad faith,  or gross  negligence in the  performance  by  Sub-adviser  or such
         Related Person of  Sub-adviser's  duties on behalf of the Fund or Portfolio or from reckless  disregard by
         Sub-adviser or any such Related Person of the duties of  Sub-adviser  pursuant to this Agreement  (each of which is referred to as a "Culpable Act").

         Notwithstanding  the  foregoing,  any stated  limitations  on liability  shall not  constitute a waiver or limitation of any rights which the Adviser or the Fund may have under any  applicable  federal  securities laws,  and shall not relieve  Sub-adviser  from any  responsibility  or liability for errors  committed by
         Sub-adviser in connection with the execution of trade orders.

         Subadviser  shall  indemnify  Adviser and its Related  Persons and hold them harmless from and against any and all losses,  damages,  costs,  charges,  reasonable counsel fees,  payments,  expenses and liabilities
         (collectively,  "Damages")  arising directly or indirectly out of or in connection with the performance of services  by  Subadviser  or its  Related  Persons  hereunder  to the extent  such  Damages  result from a
         Culpable Act of Subadviser or its Related Persons.

         Adviser shall indemnify  Subadviser and its Related Persons from and against any Damages arising  directly or indirectly out of or in connection  with the  performance of services by Adviser or its Related Persons under this Agreement or the Advisory  Agreement,  in each case, to the extent such Damages result from any willful  misfeasance,  bad faith,  gross negligence or reckless  disregard of its duties by Adviser or any of its Related Persons.

XIII.    Representations of Sub-adviser.  Sub-adviser represents, warrants, and agrees as follows:

         A.       Sub-adviser  (i) is registered as an investment  adviser under  Advisers Act and will continue to be so registered for so long as this Agreement  remains in effect;  (ii) is not prohibited by the
                  1940 Act or the Advisers Act from performing the services  contemplated by this Agreement;  (iii)
                  has met, and will  continue to meet for so long as this  Agreement  remains in effect,  any other applicable  federal or state  requirements,  or the applicable  requirements of any regulatory or industry  self-regulatory  agency,  necessary  to  be  met  in  order  to  perform  the  services contemplated  by this  Agreement;  (iv) has the  authority to enter into and perform the services contemplated  by this  Agreement;  and (v) will  immediately  notify Adviser of the occurrence of any event  that  would  disqualify  Sub-adviser  from  serving  as an  investment  adviser  of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         B.       Sub-adviser  has adopted a written code of ethics (the  "Sub-adviser  Code")  complying  with the requirements  of Rule 17j-1 under the 1940 Act,  as may be amended  from time to time,  and,  has provided the Adviser and the Fund with a copy of the  Sub-adviser  Code,  together  with evidence of its adoption.  The Sub-adviser  certifies that it has adopted procedures  reasonably necessary to prevent  access  persons"  as defined in Rule 17j-1  ("Access  Persons")  from  violating  the
                  Sub-adviser  Code. On a quarterly  basis,  Sub-adviser  will either;  (i) certify to Adviser that
                  Sub-adviser  and its Access  Persons  have  complied  with  Sub-adviser  Code with respect to the
                  Portfolio,  or (ii) identify any material  violations of the Sub-adviser Code which have occurred with  respect to the  Portfolio.  In  addition,  Sub-adviser  will  furnish at least  annually to
                  Adviser  and the  Board a  written  report  that (a)  describes  any  issues  arising  under  the
                  Sub-adviser Code since the last report to the Board,  including,  but not limited to, information about  material  violations of the  Sub-adviser  Code with respect to the Portfolio and sanctions imposed in response  to the  material  violations  and (b)  certifies  that the  Sub-adviser  has
                  adopted   procedures   reasonably   necessary  to  prevent  Access  Persons  from  violating  the
                  Sub-adviser Code.

         C.       Sub-adviser  has  provided  Adviser and the Fund,  and Adviser  and the Fund  acknowledge  having received,  a copy of  Sub-adviser's  Form ADV as most recently  filed with the SEC and, if not so filed,  the most recent Part 2 of its Form ADV, and Sub-adviser  will,  promptly after filing any amendment  to its Form ADV with the SEC,  and, if not so filed,  any  amendment  to Part 2 of its
                  Form ADV, furnish a copy of such amendment to Adviser and the Fund.

         D.       Sub-adviser  has  provided  Adviser and the Fund,  and Adviser  and the Fund  acknowledge  having received,  a description  or copy of  Sub-adviser's  policies and  procedures  for voting proxies relating  to  client  securities  and  information  concerning  how they can  obtain  information concerning how Sub-adviser has voted proxies relating to securities held by the Portfolio.

XIV.     Compliance with Applicable  Regulations.  In performing its duties hereunder,  Sub-adviser shall establish compliance  procedures  (copies of which shall be provided to Adviser,  and shall be subject to review and approval  by  Adviser  and the  Board)  reasonably  designed  to ensure  compliance  at all times with all applicable  provisions  of the 1940 Act and the  Advisers  Act,  and any  rules  and  regulations  adopted thereunder;  Subchapter M of the Code; the  provisions of the  Registration  Statement;  the provisions of the  Articles  and the By-Laws of the Fund,  as the same may be amended  from time to time;  and any other applicable provisions of state, federal or foreign law.

XV.      Term of Agreement.  This Agreement  shall become  effective with respect to the World Growth  Portfolio on the Effective  Date and, with respect to any additional  Portfolio,  on the date of receipt by the Adviser of notice from the  Sub-adviser  in  accordance  with Section II hereof that the  Subscriber is willing to serve as Sub-adviser with respect to such Portfolio.  Unless sooner  terminated as provided  herein,  this
         Agreement  shall  continue  in effect  for two years  from the  Effective  Date with  respect to the World
         Growth  Portfolio  and, with respect to each  additional  Portfolio,  for two years from the date on which this  Agreement  becomes  effective  with respect to such  Portfolio.  Thereafter,  this  Agreement  shall continue  in  effect  from  year to year,  with  respect  to the  Portfolio,  subject  to the  termination provisions  and all  other  terms  and  conditions  hereof,  so long as (a)  such  continuation  shall  be specifically  approved  at least  annually  (i) by  either  the  Board,  or by vote of a  majority  of the outstanding  voting  securities of the Portfolio;  (ii) in either event,  by the vote of a majority of the
         Directors of the Fund who are not interested  persons of any party to this Agreement,  cast in person at a meeting called for the purpose of voting on such  approval;  and (b)  Sub-adviser  shall not have notified the  Fund,  in  writing,  at  least  60  days  prior  to  such  approval  that it  does  not  desire  such continuation.  Sub-adviser shall furnish to the Fund,  promptly upon its request,  such information as may reasonably be necessary to evaluate the terms of this  Agreement or any extension,  renewal,  or amendment hereof.

XVI.     Termination of Agreement.  Notwithstanding  the foregoing,  this Agreement may be terminated  with respect to a Portfolio  at any time,  without the payment of any  penalty,  by vote of the Board or by a vote of a majority of the  outstanding  voting  securities  of such  Portfolio on 60 days' prior  written  notice to
         Sub-adviser.  This  Agreement  may also be  terminated  by Adviser (i) with respect to a Portfolio,  on 60 days' prior written notice to Sub-adviser,  without the payment of any penalty;  (ii) upon material breach by Sub-adviser of any of the  representations  and warranties set forth in Section XIII of this Agreement, if such breach shall not have been cured within a 20-day  period after notice of such breach;  or (iii) if
         Sub-adviser  becomes  unable to discharge its duties and  obligations  under this  Agreement.  Sub-adviser may  terminate  this  Agreement  with  respect to a  Portfolio  at any time,  without  the  payment of any penalty,  on 60 days' prior notice to Adviser.  This Agreement shall terminate  automatically in the event of its  "assignment",  as such  term is  defined  in the 1940 Act,  or upon  termination  of the  Advisory
         Agreement.  Any approval,  amendment,  or termination of this Agreement with respect to a Portfolio by the holders of a majority of the  outstanding  voting  securities  of such  Portfolio  shall be  effective  to continue,  amend or terminate this Agreement with respect to any such Portfolio  notwithstanding  (i) that such action has not been  approved by the holders of a majority of the  outstanding  voting  securities of any other Portfolio  affected  thereby,  and/or (ii) that such action has not been approved by the vote of a majority of the outstanding  voting  securities of the Fund, unless such action shall be required by any applicable law or otherwise.

XVII.    Amendments,  Waivers, etc. Provisions of this Agreement may be changed,  waived,  discharged or terminated only by an instrument in writing  signed by the party against  which  enforcement  of the change,  waiver, discharge or termination  is sought.  This  Agreement  (including  any exhibits  hereto) may be amended at any time by written mutual consent of the parties,  subject to the  requirements of the 1940 Act and rules and regulations promulgated and orders granted thereunder.

XVIII.   Notification.  Sub-adviser  will notify  Adviser  promptly of any change in the  personnel of  Sub-adviser with  responsibility  for making  investment  decisions  in  relation  to the  Portfolio  or who have been authorized to give  instructions to Custodian.  To the extent required under applicable law,  Sub-adviser, a Delaware limited  partnership,  shall notify the Adviser and the Fund of any change in the membership of the partnership within a reasonable time after such change occurs.

XIX.     Miscellaneous.

         A.       Governing  Law. This  Agreement  shall be construed in  accordance  with the laws of the State of
                  Minnesota  without  giving effect to the conflicts of laws  principles  thereof and the 1940 Act.
                  To the extent that the  applicable  laws of the State of Minnesota  conflict with the  applicable provisions of the 1940 Act, the latter shall control.

         B.       Insurance.  Sub-adviser  agrees to  maintain  errors  and  omissions  or  professional  liability insurance  coverage  in an  amount  that is  reasonable  in  light  of the  nature  and  scope of
                  Sub-adviser's business activities.

         C.       Captions.  The captions  contained in this  Agreement are included for  convenience  of reference only and in no way define or delimit  any of the  provisions  hereof or  otherwise  affect  their construction or effect.

         D.       Entire  Agreement.  This  Agreement  represents  the entire  agreement and  understanding  of the parties  hereto and shall  supersede  any prior  agreements  between the parties  relating to the subject  matter  hereof,  and all such  prior  agreements  shall be  deemed  terminated  upon the effectiveness of this Agreement.

         E.       Interpretation.  Nothing  herein  contained  shall  be  deemed  to  require  the Fund to take any action  contrary  to  its  Articles  or  By-Laws,  or  any  applicable  statutory  or  regulatory requirement  to which it is subject or by which it is bound,  or to relieve or deprive  the Board of its responsibility for and control of the conduct of the affairs of the Portfolio.

         F.       Definitions.  Any question of  interpretation  of any term or provision of this Agreement  having a  counterpart  in or  otherwise  derived  from a term or  provision  of the  1940  Act  shall be resolved by reference to such term or provision of the 1940 Act and to  interpretations  thereof, if any, by the United  States courts or, in the absence of any  controlling  decision of any such court,  by rules,  regulations,  or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement,  the terms "majority of the outstanding voting  securities,"  "affiliated
                  person,"  "interested  person,"   "assignment,"  broker,"  "investment  adviser,"  "net  assets,"
                  "sale,"  "sell," and  "security"  shall have the same meaning as such terms have in the 1940 Act, subject  to such  exemption  as may be  granted  by the SEC by any  rule,  regulation,  or order.
                  Where the effect of a requirement  of the federal  securities  laws reflected in any provision of this Agreement is made less  restrictive by a rule,  regulation,  or order of the SEC, whether of special or general  application,  such  provision  shall be deemed to  incorporate  the effect of such rule, regulation, or order.

IN WITNESS  WHEREOF,  the  parties  hereto  have caused  this  instrument  to be executed by their duly  authorized signatories as of the date and year first above written.

                                            THRIVENT FINANCIAL FOR LUTHERANS

Attest:  /s/ Marlene J. Nogle               By: /s/ Bruce J. Nicholson
Name:    Marlene J. Nogle                   Name:  Bruce J. Nicholson
                                            Title:  President and CEO

                                            THRIVENT SERIES FUND, INC.

Attest:  /s/ Marlene J. Nogle               By: /s/ Pamela J. Moret
Name:    Marlene J. Nogle                   Name:  Pamela J. Moret
                                            Title:  President

                                            MERCATOR ASSET MANAGEMENT, L.P.

Attest:  /s/ Laura Depenbrock               By:  /s/ James E. Chaney
Name:Laura Depenbrock                       Name: James E. Chaney
                                            Title: General Partner

                                                    Schedule I

                                              Dated as of May 1, 2004

                                                 Sub-advisory Fees

                                              World Growth Portfolio
                          (to be known as Thrivent Partner International Stock Portfolio)

Annual Rate of 0.47% of Average Daily Net Assets